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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                  November 24,1997
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                                (Date of Report)



                            National City Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                              1-10074                   34-1111088
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

1900 East Ninth Street, Cleveland, Ohio                            44114
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(Address of principal executive offices)                         (Zip Code)

                                  216-575-2000
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              (Registrant's telephone number, including area code)



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Item 5.  Other Events
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         On November 24, 1997, the Registrant issued a Press Release announcing that its Board of Directors has authorized the purchase, in the open market or otherwise, of up to 20 million additional shares of the Corporation's issued and outstanding common stock subject to a total purchase limit of $1.4 billion.

         Reference is made to the News Release, dated November 24, 1997, a copy of which is filed as Exhibit 99.1 to this Current Report of Form 8-K and is incorporated herein by reference.








Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None.

         b) PRO FORMA FINANCIAL INFORMATION: None.

         c) EXHIBIT: Exhibit 99.1 Press Release dated November 24, 1997 incorporated herein by reference.



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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 24, 1997             By  /s/ David L. Zoeller
                                        ---------------------------------
                                        David L. Zoeller
                                        Senior Vice President,
                                        General Counsel and Secretary